Other Non Operating Income Net (Detail) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR	Mar. 31, 2011 INR
Component Of Other Income And Expense [Line Items]
Dividend Income				3
Foreign exchange gain/(loss), net	(3)	(179)	380	339
Liabilities no longer required to be settled that have been written back	3	149	9	625
Others (net)	11	605	26	1,225
Total	$ 11	575	415	2,192